As filed with the Securities and Exchange Commission on February 28, 2017

1933 Act File No. 333-86655
1940 Act File No. 811-09575

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 26	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 26	[ X ]
(Check appropriate box or boxes.)

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)
7250 Woodmont Avenue, Suite 315
Bethesda, MD 20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-866-884-5968

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue, Suite 315
Bethesda, MD 20814
 (Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006-1600

It is proposed that this filing will become effective (check appropriate box)
[ X ]	immediately upon filing pursuant to paragraph (b)
[ ]	on [date] pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MEEHAN FOCUS FUND

(MEFOX)

A No Load Fund

PROSPECTUS

February 28, 2017

For information or assistance in opening an account,
please call toll-free 1-866-884-5968.

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY	3
ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS	8
POTENTIAL CHANGES TO THE FUND	12
FUND MANAGEMENT	13
HOW THE FUND VALUES ITS SHARES	14
HOW TO BUY SHARES	15
HOW TO REDEEM SHARES	19
DISTRIBUTION (RULE 12B-1) FEES	21
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	22
DISCLOSURE OF PORTFOLIO HOLDINGS	23
FINANCIAL HIGHLIGHTS	23
CUSTOMER PRIVACY NOTICE	24
FOR ADDITIONAL INFORMATION	Back Cover

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RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The Meehan Focus Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed if applicable) (1)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and/or Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.20%
Acquired Fund Fees and Expenses (2)	0.02%
Total Annual Fund Operating Expenses	1.02%

(1)	The Fund charges a redemption fee for redemption of Fund shares held for less than seven calendar days.

(2)

Acquired Fund Fees and Expenses are indirect fees that the Fund incurs as a result of investing in certain pooled investment vehicles, such as mutual funds. Because the Total Annual Fund Operating Expenses in the table above include Acquired Fund Fees and Expenses, they do not correlate to the ratio of expenses to average net assets found within the “Financial Highlights” section of this prospectus.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and other distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 Year	3 Years	5 Years	10 Years
$104	$326	$566	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests in the common stocks of companies that exhibit the potential for significant growth over at least a three year period. The Fund normally invests at least 75% of its total assets in a focused portfolio of securities of no more than 25 issuers, including U.S. common stocks or securities convertible into common stock. To identify companies that Edgemoor Investment Advisors, Inc., the Fund’s investment adviser (“Adviser”), believes have significant growth potential, the Adviser employs a value-oriented approach to stock selection without restriction to a company’s market capitalization. The Adviser seeks to identify companies that exhibit some or all of the following criteria: low price-to-earnings ratio; low price-to-book value or tangible asset value; excellent prospects for growth; strong franchise; highly qualified management; consistent free cash flow; and high returns on invested capital.

The Fund may invest up to 25% of its total assets in foreign securities or investment vehicles that provide exposure to foreign securities, such as exchange-traded funds (“ETFs”) and issuer-sponsored American Depository Receipts (“ADRs”). The Fund will normally invest its remaining assets in cash and cash equivalents, including U.S. government debt instrument (including those issued by U.S. government-sponsored enterprises, which may not be backed by the full faith and credit of the U.S. government) and money market funds. The Fund generally will sell a security if its price has exceeded the Adviser’s estimate of its intrinsic value or when the Adviser believes more attractive investment opportunities exist.

The Fund is non-diversified.

PRINCIPAL RISKS

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. It is important that investors closely review and understand the risks of investing in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed income markets may negatively affect many issuers worldwide, which could have an adverse impact on the Fund.

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ADR Risk. ADR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when U.S. markets are not open for trading.

Credit Risk. The Fund could lose money if the issuer of a fixed-income security, including securities convertible into common stock, is unable to meet its financial obligations or goes bankrupt.

ETF Risk. The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. The Fund will indirectly bear the fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund is also subject to the risks associated with investments in and held by those underlying funds.

Focused Portfolio Risk. The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. The Fund generally will hold a core portfolio of securities of fewer companies than a more diversified fund, and a change in the value of a single company may have a greater impact on the Fund’s net asset value (“NAV”) than such a change would have on a more diversified fund. A non-diversified fund’s NAV per share and total returns may be more volatile or fall more in times of weaker markets than a conventional diversified fund.

Foreign Securities Risk. The Fund’s investments in foreign securities are subject to the risks of currency exchange rate fluctuations, political unrest, economic instability, less stringent regulation, capital controls and changes in foreign laws.

Interest Rate Risk. Interest rate risk is the risk that the value of the Fund’s investments in fixed income securities, including securities convertible into common stock, will fall when interest rates rise. An increase in interest rates may also dampen economic growth. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to rising interest rates. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund.

Management Risk. The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objective. The Fund may underperform other mutual funds with similar objectives.

Small to Mid-Capitalization Stock Risk. Small and mid-capitalization companies may have narrower commercial markets, less liquidity, more volatile share prices and less financial resources than large-capitalization companies.

Stock Market Risk. The broad stock market or particular holdings of the Fund may decline in value, resulting in a loss to the Fund. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemptions. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

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Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may not be undervalued.

Fund Performance

The bar chart and table below illustrate annual Fund and market benchmark returns for the periods ended December 31. This information is intended to give you some indication of the risk of investing in the Fund by demonstrating how its returns have varied over time. The bar chart shows the Fund’s performance from one year to another. The table shows what the Fund’s return would equal if you average out actual performance over various lengths of time. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Calendar Year Returns

2016	5.66%
2015	-4.79%
2014	6.29%
2013	33.95%
2012	10.29%
2011	2.50%
2010	10.21%
2009	25.91%
2008	-32.40%
2007	7.86%

Over the ten year period depicted in the bar chart, the Fund’s highest quarterly return was 17.19% in the second quarter of 2009 and the Fund’s lowest quarterly return was -22.80% in the fourth quarter of 2008.

Average Annual Total Returns for Periods Ended December 31, 2016	One Year	Five Years	Ten Years	Since Inception*
Return Before Taxes	5.66%	9.58%	4.95%	5.12%
Return After Taxes on Distributions	4.85%	8.77%	4.38%	4.75%
Return After Taxes on Distributions and Sale of Fund Shares	3.80%	7.58%	3.94%	4.20%
Standard & Poor’s 500 Total Return Stock Index** (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%	4.76%
Nasdaq Composite Index*** (reflects no deduction for fees, expenses or taxes)	8.87%	17.07%	9.51%	2.61%

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*	The Fund commenced operations on December 10, 1999.

**

The Standard & Poor’s 500 Total Return Stock Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. Index performance does not include transaction costs, taxes, or other fees, which will affect actual performance.

***

The Nasdaq Composite Index measures all domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. Index performance does not include transaction costs, taxes, or other fees, which will affect actual performance.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”).

MANAGEMENT OF THE FUND

Adviser

Edgemoor Investment Advisors, Inc. is the Fund’s investment adviser.

Portfolio Managers

Mr. Thomas P. Meehan has served as the portfolio manager for the Fund since its inception in 1999. Messrs. Paul P. Meehan and R. Jordan Smyth, Jr. have served as co-managers of the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

The Fund accepts investments in the following minimum amounts:

TYPE OF ACCOUNT	MINIMUM INVESTMENT TO OPEN ACCOUNT	SUBSEQUENT INVESTMENTS
Regular	$5,000	$100
IRAs	$2,000	$100

The following minimum and subsequent investment requirements apply to members of automatic investment plans:

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TYPE OF ACCOUNT	MINIMUM INVESTMENT TO OPEN ACCOUNT	SUBSEQUENT INVESTMENTS
Regular	$5,000	$100 per month minimum
IRAs	$2,000	$100 per month minimum

General Information

You generally may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the Meehan Focus Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-866-884-5968 for assistance.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Certain of these payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital.

Investment Strategies

The Adviser normally attempts to achieve the Fund’s investment objective by:

•	investing in common stocks without restrictions regarding market capitalization;
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•	normally investing at least 75% of the Fund’s total assets in U.S. common stocks or securities convertible into common stock; and
•	with respect to 75% of the Fund’s assets (valued at the time of investment), holding a focused portfolio of securities of no more than 25 issuers.

The Adviser believes that the Fund’s investment objective is best achieved by investing in companies that exhibit the potential for significant growth over the long term. The Adviser defines long term as a time horizon of at least three years. To identify companies that the Adviser believes have significant growth potential, the Adviser employs a value-oriented approach to stock selection. To choose the securities in which the Fund will invest, the Adviser seeks to identify companies that exhibit some or all of the following criteria:

•	low price-to-earnings ratio (“P/E”);
•	low price-to-book value or tangible asset value;
•	excellent prospects for growth;
•	strong franchise;
•	highly qualified management;
•	consistent free cash flow; and
•	high returns on invested capital.

The Adviser seeks to purchase shares of businesses it believes are good at reasonable prices that provide a margin of safety. Investments in securities convertible into common stock may include corporate bonds, notes and preferred stock. Thomas P. Meehan, one of the Fund’s portfolio managers, has invested a portion of his retirement assets in the Fund and is a shareholder of the Fund.

The Fund may invest up to 25% of its total assets in foreign securities. The Fund may invest in foreign securities both directly and indirectly through other investment vehicles, including ADRs and ETFs. The Fund will only invest in ADRs that are issuer sponsored. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

The Fund will normally invest its remaining assets in cash and cash equivalents, such as U.S. government debt instruments (including those issued by U.S. government-sponsored enterprises, which may not be backed by the full faith and credit of the U.S. government), other money market mutual funds, and repurchase agreements. In addition, the Fund generally will sell a security if its price has exceeded the Adviser’s estimate of its intrinsic value or when the Adviser believes more attractive investment opportunities exist.

The Fund is non-diversified.

Temporary Defensive Positions. Ordinarily, the Fund’s portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and, in fact, usually maintains certain cash reserves. During abnormal or unusual market conditions, cash reserves may be a significant percentage of the Fund’s total net assets. The Fund usually invests its cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (including money market funds) and repurchase agreements. During times when the Fund holds a significant portion of its net assets in cash, the Fund may not achieve its investment objective and the Fund’s performance may be negatively affected.

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Additional Information Regarding the Risks of Investing in the Fund

General Risks. All investments are subject to inherent risks, and the Fund is no exception. Accordingly, you may lose money by investing in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed income markets may negatively affect many issuers worldwide, which could have an adverse impact on the Fund. When you sell your Fund shares, they may be worth more or less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in market conditions, interest rates and numerous other factors.

ADR Risk. Investing in ADRs may involve risks relating to political, economic or regulatory conditions in foreign countries where the underlying securities are traded. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs may trade on foreign exchanges at times when U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying foreign securities and may change materially at times when the U.S. markets are not open for trading.

Credit Risk. The Fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt.

Focused Portfolio Risk. The Fund is classified as “non-diversified” under the federal securities laws. This means that the Fund generally will invest a relatively high percentage of its assets in the securities of a small number of companies. Investing in this manner makes the Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be. Also, a change in the value of a single company will have a more pronounced effect on the Fund than such a change would have on a diversified fund.

ETF Risk. Most ETFs are registered investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, potentially resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount or premium to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF becomes subject to a trading halt or no longer meets the listing requirements of any applicable exchanges on which that ETF is listed. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. Investment in ETFs are also subject to the risks associated with the ETFs’ investments.

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Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons:

•	Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.
•	Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards.
•	Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders.
•	Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments.
•	Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, capital restrictions or political or social instability which could negatively affect the Fund.

Government Sponsored Enterprise Risk. Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (3) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the Fund might not be able to recover its investment.

Interest Rate Risk. Investments in fixed-income securities, including securities convertible into common stock, are subject to interest rate risk. When interest rates go up, the market values of these previously issued instruments generally decline. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. An increase in interest rates may also dampen economic growth. Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.

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Management Risk. The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objective. The Fund may underperform other mutual funds with a similar objective.

Small to Mid-Cap Stock Risk. The Fund may invest in companies with small to medium market capitalizations. Because these companies are relatively small compared to large-cap companies, they may engage in business mostly within their own geographic region, be less well-known to the investment community, and/or have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. As a result, their stock prices often react more strongly to changes in the marketplace.

Stock Market Risk. The stock market tends to trade in cyclical price patterns, with prices generally rising or falling over sustained periods of time. The Fund invests primarily in common stocks, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemptions. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may not be undervalued. Different investment styles may shift in and out of favor depending on market conditions and investor sentiment. The Fund’s value investments could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

POTENTIAL CHANGES TO THE FUND

The Board of Directors of the Meehan Mutual Funds, Inc., upon the recommendation of the Adviser, has approved a Plan of Reorganization and Termination (“Plan”) pursuant to which the Fund would be reorganized into the Meehan Focus Fund, a series of the Ultimus Managers Trust, an Ohio business trust (“Acquiring Fund”) (“Proposed Reorganization”). Consummation of the Proposed Reorganization is subject to a number of conditions, including approval of the Plan by the shareholders of the Fund.

If shareholders of the Fund approve the Proposed Reorganization, shares of the Fund would be exchanged for shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Proposed Reorganization. The Proposed Reorganization is expected to be tax-free to the Fund and its shareholders. No sales loads, commissions or other transaction fees will be imposed on shareholders of the Fund in connection with the Proposed Reorganization.

Shareholders of the Fund will be asked to consider and approve the Plan at a special meeting of shareholders expected to be held during the second or third calendar quarter of 2017. Detailed information about the Plan and the Proposed Reorganization, including the similarities and differences between the Fund and the Acquiring Fund, will be discussed in a combined proxy statement/prospectus to be distributed to shareholders of the Fund prior to the special meeting of shareholders.

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FUND MANAGEMENT

The Investment Adviser

Edgemoor Investment Advisors, Inc., 7250 Woodmont Avenue, Suite 315, Bethesda, MD 20814, serves as investment adviser to the Fund. The Adviser is a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. The Adviser commenced operations in October 1999.

The Adviser’s principal business is to provide financial management and advisory services to individuals, corporations, and other institutions. The Adviser has been the investment adviser to the Fund since its commencement of operations on December 10, 1999. The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Advisory Agreement with the Fund, and manages, or arranges to manage, certain other daily operations of the Fund under an Operating Services Agreement. Thomas P. Meehan is portfolio manager for the Fund and Paul P. Meehan and R. Jordan Smyth, Jr. are co-managers for the Fund. Mr. Thomas P. Meehan is President of the Adviser and Messrs. Paul P. Meehan and R. Jordan Smyth, Jr. are Managing Directors of the Adviser. Messrs. Thomas P. Meehan, Paul P. Meehan, and R. Jordan Smyth, Jr. also are members of the Board of Directors of the Adviser.

A discussion regarding the basis for the Board of Directors of Meehan Mutual Funds, Inc. (the “Board”) approving Edgemoor as investment adviser is available in the Fund’s semi-annual report to shareholders, dated April 30, 2016.

For its investment advisory services to the Fund, the Fund pays to the Adviser, on the last day of each month, an annualized fee rate equal to 0.80% of the average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. Under the Operating Services Agreement, the Fund pays to the Adviser, on the last day of each month, an annualized fee rate equal to 0.20% of the average net assets of the Fund, such fees to be computed daily based upon the daily average net assets of the Fund.

Portfolio Managers

Mr. Thomas P. Meehan is President of the Adviser and has served in that capacity since September 1999. He has been portfolio manager for the Fund and President of Meehan Mutual Funds, Inc. since their inception. In 1968, Mr. Meehan was a founding partner of Sherman, Meehan, Curtin & Ain, a Washington, D.C. law firm. Mr. Meehan served as President of that law firm for many years, and served on the firm’s Executive Committee from its inception through September 1999. Mr. Meehan was a charter trustee of the firm’s pension and profit sharing plans and served as an investment manager of these plans since their inceptions in 1973 through 2000.

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Messrs. Paul P. Meehan and R. Jordan Smyth, Jr., are co-managers of the Fund and have served in those capacities since January 1, 2005. Mr. Meehan, Managing Director, joined the Adviser in August 2002 and is a member of the Adviser’s Investment Selection Committee. Prior to joining the Adviser, Mr. Meehan was an attorney with the federal government from May 1997 through August 2002. Mr. Smyth, Managing Director, joined the Adviser in April 2003 and is a member of the Adviser’s Investment Selection Committee. Prior to joining the Adviser, Mr. Smyth was an investment banker with Wachovia Securities from June 1996 through February 2003.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of shares of the Fund.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Fund.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Fund’s principal underwriter and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to the Fund.

HOW THE FUND VALUES ITS SHARES

The NAV of the Fund is normally calculated as of the scheduled close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is scheduled to be open for business. Currently, the NYSE is scheduled to be closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund generally values its portfolio securities at their current market values determined on the basis of available market quotations. Debt securities are usually valued based on evaluated prices provided by an independent pricing service. If market quotations or evaluated prices for debt securities are not available or are considered unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV are based on the consideration by the Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of the Fund are invested in other registered investment companies that are not listed on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

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Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by the Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to a purchase or redemption, and payment in full of the purchase amount.

HOW TO BUY SHARES

Shares are available for purchase from the Fund every day the NYSE is scheduled to be open for business, at the NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. The Fund mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Fund. Certificates representing shares are not issued.

Minimum Initial Investment

The minimum initial investment amount for all regular accounts is $5,000 and for all IRAs is $2,000. These minimum investment requirements may be waived or reduced for any reason at the discretion of the Fund.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to the Meehan Focus Fund.

•	Mail the application and the check to the Transfer Agent at the following address:

Meehan Focus Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

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Shares will be issued at the NAV next computed after receipt of your application and check. All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-866-884-5968 to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order, following proper advance notification to the Transfer Agent, is considered received when the Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. The brokers and other financial intermediaries are responsible for transmitting purchase orders and funds in a timely manner. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

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Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time with a minimum of $100 for all accounts. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

•	By sending a check, made payable to the Meehan Focus Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

•	By wire to the Fund account as described under “Opening an Account – By Wire.” Shareholders are required to call the Transfer Agent at 1-866-884-5968 before wiring funds.

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution. The minimum investments under the automatic investment plan must be at least $100 under the plan and are made on the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 1-866-884-5968 for more information about the automatic investment plan and direct deposit plans.

Purchases in Kind

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

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Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, other taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Frequent Trading Policies

The Fund is intended as an investment vehicle for long-term investors. “Market-timing,” or frequent short-term trading into and out of the Fund in an effort to anticipate or time the market, can be disruptive to the Fund’s efficient management and have a dilutive effect on the value of the investment of long-term Fund shareholders, increase transaction and other costs of the Fund and increase taxes, all of which could reduce the return to Fund shareholders. The Board has adopted policies to deter “market timing” or frequent short-term trading into and out of the Fund. The Fund seeks to deter market timing activity by imposing a 2% redemption fee on Fund shares redeemed within seven calendar days of purchase and by monitoring purchases and redemptions of Fund shares. While the Fund monitors purchases and redemptions of Fund shares, there is no guarantee that it will be able to detect or prevent all instances of market timing.

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HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Meehan Focus Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered with the Fund.

Signature Guarantees. If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-866-884-5968.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

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Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive redemption orders on the Fund's behalf. The Fund normally calculates its NAV as of the scheduled close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). Your brokerage firm or financial institution may require a redemption request to be received, in proper form, at an earlier time during the day in order for your redemption to be effective as of the day the order is received. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment

The Fund normally makes payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as permitted by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following the redemption request. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Redemption Fee

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of Fund shares occurring within seven calendar days of the date of purchase. Redemption fees may be waived for the reasons listed below or in the sole discretion of the Adviser after considering the circumstances related to the redemption and the Adviser’s management of the Fund’s portfolio. No redemption fee will be imposed on the involuntary redemption of accounts below the minimum investment amount, the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gain distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is waived on required distributions from IRAs due to the shareholder reaching age 70½, and for any partial or complete redemption following death or “permanent and total disability” (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) of a shareholder named on the account. This exemption is available only for shares held at the time of death or initial determination of disability and if the Fund is notified of the requested exemption at the time of the redemption request. The Fund may also require further documentation in connection with these waivers.

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The redemption fee is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below).

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s activity causes the account balance to fall below the minimum initial investment amount. Such automatic redemptions may cause a taxable event for the shareholder. An automatic redemption does not apply, however, if the balance falls below the minimum initial investment amount solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-866-884-5968 for additional information.

Redemptions in Kind

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”. This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. If the Fund redeems your shares in kind, you will bear the market risks associated with the securities paid as redemption proceeds. In addition, when you sell these securities, you will pay brokerage charges associated with selling the securities.

DISTRIBUTION (RULE 12B-1) FEES

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund is authorized to pay an annualized fee of up to 0.35% of the Fund’s average daily net assets to compensate certain parties for expenses incurred in the distribution of the Fund's shares and the servicing and maintenance of existing shareholder accounts. However, the Directors have not currently authorized payment of any fees pursuant to the Plan.

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Because any payments under the 12b-1 Plan would be paid out of the Fund’s assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by the Fund in December. Your distributions of net income and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of net income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund intends to continue to qualify as a “regulated investment company” for federal income tax purposes so that it will not be subject to federal income tax on its taxable income and net realized capital gains that it currently distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and net short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to individuals and certain other non-corporate shareholders (each, an “individual”) at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income dividends from the Fund may qualify for a 70% dividends-received deduction. Distributions of the excess of net long-term capital gain over net short-term capital loss are taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares is subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or other taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

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DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is included in the Annual Report to shareholders, which may be obtained at no charge by calling the Fund at 1-866-884-5968.

MEEHAN FOCUS FUND

	Year Ended October 31,
	2016	2015	2014	2013	2012
NET ASSET VALUE, BEGINNING OF PERIOD	$21.07	$21.43	$20.42	$16.41	$15.51
Income (loss) from investment operations:
Net investment income (loss)	$0.28	$0.17	$0.18	$0.21	$0.23
Net realized and unrealized gain (loss) on investments	(1.30)	(0.26)	1.96	4.52	1.39
Total from investment operations	$(1.02)	$(0.09)	$2.14	$4.73	$1.62
Less Distributions:
Distributions from net investment income	$(0.28)	$(0.18)	$(0.19)	$(0.22)	$(0.23)
Dividends from net realized gains	(0.35)	(0.09)	(0.94)	(0.50)	(0.49)
Total distributions	$(0.63)	$(0.27)	$(1.13)	$(0.72)	$(0.72)
NET ASSET VALUE, END OF PERIOD	$19.42	$21.07	$21.43	$20.42	$16.41
Total Return*	(4.86%)	(0.43%)	10.50%	29.01%	10.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$52,654	$56,712	$57,179	$51,006	$40,401
Ratio of expenses to average net assets**	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of net investment income to average net assets	1.44%	0.81%	0.89%	1.17%	1.39%
Portfolio turnover rate	44.29%	23.25%	22.86%	16.76%	23.26%

*	Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

**	This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.
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CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE MEEHAN FOCUS FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Assets

■    Retirement Assets

■    Transaction History

■    Checking Account Information

■    Purchase History

■    Account Balances

■    Account Transactions

■    Wire Transfer Instructions

 When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-884-5968
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Who we are
Who is providing this notice?	Meehan Focus Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■   Open an account

■   Provide account information

■   Give us your contact information

■   Make deposits or withdrawals from your account

■   Make a wire transfer

■   Tell us where to send the money

■   Tell us who receives the money

■   Show your government-issued ID

■   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■   Affiliates from using your information to market to you

■   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Edgemoor Investment Advisors, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

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FOR ADDITIONAL INFORMATION

Additional information about the Fund is included in the SAI, which is incorporated by reference in its entirety.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free:

1-866-884-5968

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.meehanmutualfunds.com or upon written request to:

Meehan Focus Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of information on the Securities and Exchange Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-9575

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STATEMENT OF ADDITIONAL INFORMATION

 MEEHAN FOCUS FUND

MEEHAN MUTUAL FUNDS, INC.
7250 Woodmont Avenue
Suite 315
Bethesda, MD 20814
 1-866-884-5968

This Statement of Additional Information (“SAI”), dated February 28, 2017, should be read in conjunction with the Prospectus of the Meehan Focus Fund (“Fund”), the single series of Meehan Mutual Funds, Inc., also dated February 28, 2017.

This SAI is not a prospectus itself.  This SAI is incorporated by reference into the Fund’s Prospectus; in other words, this SAI is legally part of the Fund’s Prospectus.

The financial statements for the Fund for the fiscal year ended October 31, 2016 are herein incorporated by reference to its Annual Report to Shareholders dated October 31, 2016.  You may obtain a copy of the Prospectus and of the Fund’s Annual and Semi-Annual Reports to Shareholders, free of charge, by writing to Meehan Mutual Funds, Inc. c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-866-884-5968.

TABLE OF CONTENTS

INVESTMENT POLICIES AND RESTRICTIONS	2
INVESTMENT RESTRICTIONS	9
INVESTMENT ADVISER	10
DIRECTORS AND OFFICERS	13
PURCHASING AND REDEEMING SHARES	19
ADDITIONAL TAX INFORMATION	20
PORTFOLIO TRANSACTIONS	23
PORTFOLIO HOLDINGS INFORMATION	24
PROXY VOTING POLICIES AND PROCEDURES	25
CUSTODIAN	25
TRANSFER AGENT	25
ADMINISTRATION AND FUND ACCOUNTANT	25
DISTRIBUTOR	26
LEGAL COUNSEL	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
DISTRIBUTION PLAN	26
GENERAL INFORMATION	26
APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES	A-1

INVESTMENT POLICIES AND RESTRICTIONS

The Fund’s investment objective and the manner in which the Fund pursues its investment objective are generally discussed in the Prospectus. This section provides a detailed description of the securities in which the Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Events in the financial sector may result in a high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and any future market turbulence may have an adverse effect on the Fund.

The Fund is a non-diversified fund, meaning that the Fund can focus its investments in a smaller number of companies than a more diversified fund. The Fund normally will invest primarily in common stock of U.S. companies and in foreign securities either directly or indirectly through American Depository Receipts (“ADRs”) of foreign companies or exchange traded funds (“ETFs”). The Fund normally will hold a focused portfolio of no more than 25 stocks representing at least 75% of the portfolio. The Fund may also invest in a variety of other securities. The types of securities in which the Fund may ordinarily invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

Common Stocks.  The Fund will ordinarily invest at least 75% of its total assets in U.S. common stocks or securities convertible into common stock. The Fund’s investment in common stocks is a principal investment strategy. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. For purposes of the Fund’s 75% minimum investment in common stocks, shares of real estate investment trusts (“REITs”) are considered to be common stock, although investment in REITs is not a principal investment strategy of the Fund.

Real Estate Investment Trusts. The Fund may invest up to 20% of its assets in REITs. Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property; hybrid REITs invest in a combination thereof. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in interest rates, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay distributions to their shareholders based upon available funds from operations. It is quite common for a REIT’s distributions to exceed the REIT’s earnings and profits, resulting in that excess being treated as a tax-free return of capital. The Fund intends to include the gross distributions from REITs in its distributions to its shareholders, and, accordingly, a portion of the Fund’s distributions may also be treated as a tax-free return of capital.

Foreign Securities. The Fund may invest up to 25% of its total assets in the common stock of foreign issuers. The Fund may invest directly in foreign securities or indirectly in the form of ADRs or through ETFs.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates, exchange control regulations and capital controls. There may be less publicly available information about a foreign company than about a domestic company, because foreign companies are not subject to the regulatory requirements of U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could negatively affect the Fund.

ADRs. The Fund may invest in ADRs. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange). ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. The Fund will only invest in ADRs that are issuer sponsored.

ETFs. The Fund also may invest in ETFs.  ETFs typically are investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as management investment companies. Most ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at the net asset value (“NAV”) only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the trading day. The 1940 Act limits investments in securities of other investment companies. As a shareholder of another investment company, the Fund would indirectly bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations. The Fund is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Fund to meet its investment objective will depend on the ability of the ETFs to meet their investment objectives. To the extent the Fund invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Fund is subject to the risks associated with investing in such securities including, but not limited to, stock market risk, interest rate risk, credit risk, and foreign securities risk. ETFs may trade at a discount or premium and may be subject to trading halts.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets. Dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer’s creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.

Convertible Securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock.

Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Adviser anticipates such stock will provide the Fund with opportunities which are consistent with the Fund’s investment objectives and policies. The Adviser employs no minimum quality or rating criteria with respect to the Fund’s investments in convertible securities, and does not intend to invest more than 5% of the Fund’s assets in convertible securities.

Government Sponsored Enterprises (“GSEs”). GSE securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Certain U.S. Government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac®”), are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. Government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae© or Freddie Mac®, but may also be issued or guaranteed by other private issuers. Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Fannie Mae© is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by Fannie Mae© are guaranteed as to timely payment of principal and interest only by Fannie Mae©. Freddie Mac® is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System.  Pass-through securities issued by Freddie Mac® are guaranteed as to timely payment of principal and interest only by Freddie Mac®.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae© and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae© and Freddie Mac® have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae© and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Both Fannie Mae© and Freddie Mac® ended the third quarter of 2016 with positive net worth; however, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue.

In addition, the future of Fannie Mae© and Freddie Mac® is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities. The problems faced by Fannie Mae© and Freddie Mac® that resulted in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae© and Freddie Mac® by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform Fannie Mae© and Freddie Mac® and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae© and Freddie Mac® preferred stock) have imposed strict limits on the size of the mortgage portfolios of Fannie Mae© and Freddie Mac®. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae© and Freddie Mac® will be wound down at an annual rate of 15% (up from the previously agreed to rate of 10%), requiring Fannie Mae© and Freddie Mac® to reach the $250 billion target four years earlier than previously planned.

U.S. Government Securities. U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

Money Market Mutual Funds. The Fund may invest in securities issued by other registered investment companies. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company’s advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund’s shareholders.

Repurchase Agreements. The Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks and other financial institutions, provided that the Fund’s custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

Repurchase Agreement Risk - A Repo exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens the Fund can lose money because:  (i) it may not be able to sell the securities at the agreed-upon time and price; and (ii) the securities may lose value before they can be sold.

Cash Reserves. The Fund may hold a significant portion of its net assets in cash, either to maintain liquidity or for temporary defensive purposes.

Restricted and Illiquid Securities. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines to be illiquid; however, the assets held by the Fund may become illiquid after they are purchased, which will not cause the Fund to exceed this threshold. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above. Market and other events may make an investment held by the Fund illiquid, which could adversely affect the Fund’s ability to meet redemptions.

The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer’s securities and which may not be distributed publicly without registration under the Securities Act of 1933, as amended.

Restricted and illiquid securities are valued in good faith in accordance with the procedures adopted by the Fund’s Board of Directors (“Board”).

Special Situations. The Fund may invest in issuers engaged in “special situations” from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to:  liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund’s total net assets (valued at the time of investment).

When-Issued Securities and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Master-Feeder Option. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Board, the Fund’s shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

Cybersecurity Risk. With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service providers (including, but not limited to, the Adviser, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Portfolio Turnover. The Fund’s portfolio turnover rates for the three fiscal years ended October 31, 2014, 2015, and 2016 were 22.86%, 23.25%, and 44.29%, respectively.  The Fund will generally purchase and sell securities without regard to the length of time the security has been held. The Fund expects that its annual portfolio turnover rate will not exceed 100% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of higher transaction costs and, if the Fund realizes net capital gains as a consequence thereof, the payment by shareholders of income taxes on the Fund’s distribution of those gains to them. Those distributions, to the extent they are attributable to net short-term capital gains (which may result from a high portfolio turnover), will be taxable to the Fund’s shareholders as ordinary income for federal income tax purposes. See “Dividends, Other Distributions and Taxes” in the Prospectus.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act of 1940 (“1940 Act”). As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

The Fund will not:

1.	With respect to 75% of its assets (valued at time of investment), normally invest in more than 25 issuers.
2.	Acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.
3.	Invest 25% or more of its total assets (valued at time of investment) in securities of companies in any one industry.
4.	Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 20% of the value of the Fund’s assets at the time of borrowing.
5.	Underwrite the distribution of securities of other issuers.
6.	Invest in companies for the purpose of management or the exercise of control.

7.	Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lending its portfolio securities).
8.	Issue senior securities.
9.	Invest in commodities, futures contracts or options contracts.

The Fund has also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval:

The Fund may not:

1.	Make margin purchases.
2.	Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration.
3.
Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate.

4.	Invest more than 15% of its net assets in securities that are not readily marketable.
5.
Acquire securities of other investment companies except as permitted by the 1940 Act.  In relevant part, the 1940 Act generally allows an investment company such as the Fund to acquire up to 3% of the total outstanding securities of another investment company.

6.	Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 20% of its total assets.

INVESTMENT ADVISER

Information on the Fund’s investment adviser, Edgemoor Investment Advisors, Inc. (the “Adviser”), is set forth in the Prospectus. This section contains additional information concerning the Adviser.

The Adviser is organized as a Maryland corporation and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). The Adviser’s principal business is to provide financial management services to individuals, corporations, and other institutions throughout the United States.

The Adviser manages the investment portfolio of the Fund pursuant to an amended and restated investment advisory agreement dated November 1, 2007 and the general business affairs of the Fund pursuant to an amended and restated operating services agreement dated November 1, 2007. Thomas P. Meehan is portfolio manager for the Fund and Paul P. Meehan and R. Jordan Smyth, Jr. are co-managers for the Fund. As officers of the Adviser, Mr. Thomas P. Meehan is President and Messrs. Paul P. Meehan and R. Jordan Smyth, Jr. are Managing Directors. Messrs. Thomas P. Meehan, Paul P. Meehan, and R. Jordan Smyth, Jr. are also members of the Board of Directors of the Adviser and are the primary owners of the Advisor.

Information Concerning Accounts Managed by Portfolio Managers

The following information regarding the portfolio managers of the Fund has been provided by the Adviser.

Portfolio Managers of the Fund. As of October 31, 2016, the portfolio managers did not service any other registered investment companies or pooled investment vehicles and no client paid the Adviser a performance-based management fee. As of October 31, 2016, the portfolio managers serviced 289 other accounts with a total value of $456,416,674.

Conflicts of Interest for Portfolio Managers. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to the Fund and one or more other accounts. More specifically, portfolio managers who manage the Fund and/or other accounts may experience the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of other accounts and the Fund.  Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows.

The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts (see “Portfolio Transactions”).

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions (see “Portfolio Transactions”).

Finally, the appearance of a conflict of interest may arise where there is an incentive which relates to the management of certain but not all accounts for which a portfolio manager has day-to-day management responsibilities.

Information Concerning Compensation of Portfolio Managers

As of October 31, 2016, the portfolio manager and co-managers are paid fixed cash salaries by the Adviser.

Portfolio Manager Ownership in the Fund

As of October 31, 2016, each portfolio manager beneficially owned shares of each Fund as summarized in the following table:

Manager	Dollar Range of Beneficial Ownership in the Fund as of October 31, 2016
Thomas P Meehan	over $1,000,000
Paul P. Meehan	$100,001-$500,000
R. Jordan Smyth, Jr.	$500,001-$1,000,000

The Investment Advisory Agreement.

Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold, and held, and makes changes on behalf of the Company in the investments of the Fund. At all times the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Advisory Agreement was approved by the Board (including all of the Directors who are not “interested persons” of the Fund, as defined under the 1940 Act) and by the shareholders of the Fund in compliance with the 1940 Act. The Agreement provides that it will be in force for an initial two-year period and, in order to continue to be in effect thereafter, it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Directors who are not “interested persons” of the Adviser or the Fund, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund.

Beginning December 1, 2011, for its investment advisory services to the Fund, the Fund pays the Adviser, on the last day of each month, an annualized fee rate equal to 0.80% of the average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. Prior to December 1, 2011, the annualized fee rate paid to the Adviser was 0.90%. For the three fiscal years ended October 31, 2014, 2015, and 2016 the Fund paid the Adviser advisory fees of $439,819, $464,052, and $428,235, respectively.

The Operating Services Agreement

The Fund has also entered into an Operating Services Agreement with the Adviser (“Services Agreement”). Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1.	accounting

2.	administrative
3.	legal (except litigation)
4.	dividend disbursing and transfer agent
5.	registrar
6.	custodial
7.	fund share distribution
8.	shareholder reporting
9.	sub-accounting, and
10.	recordkeeping services

Beginning December 1, 2011, for its services to the Fund under the Services Agreement, the Fund pays to the Adviser, on the last day of each month, an annualized fee rate equal to 0.20% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. From November 1, 2007 to November 30, 2011, the annualized fee rate was 0.25%. For the three fiscal years ended October 31, 2014, 2015, and 2016 the Fund paid the Adviser operational fees of $109,955, $116,016, and $107,059, respectively.

Under the Services Agreement, the Adviser may, with the Fund’s permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.

The effect of the Advisory Agreement and the Services Agreement together is to place a “cap” on the Fund’s normal operating expenses at 1.00% effective December 1, 2011. The only other expenses which may be incurred by the Fund are brokerage fees, taxes, legal fees relating to Fund litigation, acquired fund fees and expenses, and other extraordinary expenses.

DIRECTORS AND OFFICERS

Meehan Mutual Funds, Inc. (“Company”) is governed by its Board of Directors. The Board is responsible for and oversees the overall management and operations of the Company and the Fund, which includes the general oversight and review of the investment activities of the Fund, in accordance with federal law and the law of the State of Maryland, as well as the stated policies of the Fund. The Board oversees the Fund’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Adviser personnel and the Fund’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Fund’s independent registered public accounting firm (who reports directly to the Fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Company and the Fund, the Board oversees the management of risks relating to the administration and operation of the Company and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its Audit Committee (described below) and through the independent Directors. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Company and the Fund.

In general, the Fund’s risks include, among others, investment risk, credit risk, focused portfolio risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Company and the Fund. In addition, under the general oversight of the Board, the Adviser and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Company and the Fund through review of regular reports, presentations and other information from officers of the Fund and other persons. The Fund’s CCO and senior officers of the Adviser regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from the Adviser with respect to the Fund’s investments. In addition to regular reports from the Adviser, the Board also receives reports regarding other service providers to the Company, either directly or through the Adviser or the Fund’s CCO, on a periodic or regular basis. At least quarterly, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from the Adviser in connection with the Board’s consideration of the renewal of the Fund’s agreements with the Adviser and the Fund’s distribution plan under Rule 12b-1 under the 1940 Act.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

The CCO also reports to the Audit Committee on Fund valuation matters. In addition, the Audit Committee receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the independent Directors meet with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

Board members who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”) constitute two-thirds of the Board. The Directors discharge their responsibilities collectively as a Board, as well as through an Audit Committee. Each of the Audit Committee members is an Independent Director. The primary responsibilities of the Company’s Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the Fund’s independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met twice during the last fiscal year.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Directors and committee structure, is appropriate for the Company in light of, among other factors, the asset size and nature of the Fund, the single Fund that is overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Directors, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its Audit Committee are functioning effectively and whether, given the size and composition of the Board and the Audit Committee, the Directors are able to oversee effectively the Fund.

The Board holds four regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each meeting, the Independent Directors meet outside of management’s presence. The Independent Directors may hold special meetings, as needed, either in person or by telephone.

The Directors of the Company are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.

Name	Position, Term of Office and Length of Time Served	Principal Occupation during Last Five Years	Other Directorships
Interested Director:	Term: Lifetime of Fund until removal by shareholders, resignation or retirement
Thomas P. Meehan* (DoB 1940) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	President and Director since 1999
President, Edgemoor Investment Advisors, Inc. (formerly Edgemoor Capital Management, Inc.) (registered investment adviser), October 1999 to present.  President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm, 1993 to September 1999.  Trustee, Sherman, Meehan Curtin & Ain, P.C.  Pension and Profit Sharing Plans, 1973 to 1999.
None

*	Mr. Meehan is an “interested person” of the Fund as that term is defined by the 1940 Act. Mr. Meehan is affiliated with the Adviser.

Disinterested Directors:	Term: Lifetime of Fund until removal by shareholders, resignation or retirement	Principal Occupation during Last Five Years	Other Directorships
Andrew Ferrentino (DoB 1940) c/o Meehan Mutual Funds, Inc. 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Director since 1999	Private consultant in the computer software industry, January 1999 to present. President, Template Software, Inc., 1982 to December 1998.	Member, Board of Directors Template Software, Inc., 1997 to 1999.

Peter R. Sherman (DoB 1939) c/o Meehan Mutual Funds, Inc. 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Director since 2003
Adjunct Professor of Law, American University Washington College of Law, 1992 to present.  Counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May 2003 to June 2005.  Co-founder, principal and counsel to Sherman, Meehan, Curtin & Ain, P.C. through April 2003.
None

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director.

Thomas P. Meehan: Mr. Meehan has extensive experience in the investment management industry as president and director of an investment management firm, service as trustee to pension and profit sharing plans, and multiple years of service as a Director.

Andrew Ferrentino: Mr. Ferrentino has extensive organizational and business experience as both a president and a director of a private company, and multiple years of service as a Director.

Peter R. Sherman: Mr. Sherman has extensive organizational and business experience as a practicing attorney, co-founder of a law firm, professor at a private law school and multiple years of service as a Director.

Board Compensation

Pursuant to its obligations to the Fund under the Services Agreement, the Adviser is responsible for paying compensation, if any, to each of the Fund’s Independent Directors during each fiscal year. In the 2016 fiscal year, each of the Fund’s Independent Directors was paid a total of $5,000 by the Adviser for his service on the Board.

Board Ownership in the Fund

Director	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2016
Thomas P Meehan	over $100,000
Andrew Ferrentino	over $100,000
Peter R. Sherman	over $100,000

As of February 1, 2017, the directors and officers as a group owned 34.66% of the Fund.

Principal Officers of the Fund

The officers of the Fund conduct and supervise its daily business.  As of the date of this SAI, the officers of the Fund, their ages, their business address and their principal occupations during the past five years are as follows:

Officers:	One Year Term	Principal Occupation during Last Five Years	Other Directorships
Paul P. Meehan (DoB 1963) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President and Treasurer since 2002; Chief Compliance Officer since September 2005.
Managing Director, Edgemoor Investment Advisors, Inc. (formerly Edgemoor Capital Management, Inc.), January 2006 to present; Chief Compliance Officer, Edgemoor Investment Advisors, Inc., September 2005 to present; Director, Edgemoor Investment Advisors Inc., January 2005 to December 2005; Vice President, Edgemoor Investment Advisors, Inc., December 2002 to December 2004. Attorney, United States Environmental Protection Agency, 1997 to 2002.
Board Member, Brookmont Community Church, 2009 to present; Board Member, Glen Echo Fire Department Foundation, 2011 to present; Board Member, Conduit Road Fire Board, 2013 to present.
R. Jordan Smyth, Jr. (DoB 1965) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President and Secretary since November 2005.
Managing Director, Edgemoor Investment Advisors, Inc. (formerly Edgemoor Capital Management, Inc.), 2005 to present; Director, Edgemoor Investment Advisors, Inc., April 2003 to December 2004. Director, Wachovia Securities, 1996 to 2003.
Board Member, North Carolina Outward Bound School, 2002 to 2012; Board Member Alzheimer’s Association, National Capital Area Chapter, 2009 to present.

Jennifer L. Leamer (DoB 1976) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Assistant Treasurer since 2016	Mutual Fund Controller of Ultimus Fund Solutions, LLC since 2014; Business Analyst from 2007 to 2014	None
Frank L. Newbauer (DoB 1954) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Assistant Secretary since 2016	Assistant Vice President of Ultimus Fund Solutions, LLC since 2010.	None

Control Persons and Shareholders Owning in Excess of 5% of Fund Shares

As of February 1, 2017, the following shareholders owned of record, or beneficially, five percent or more of the outstanding shares of the Fund:

Name and Address of Owner	Percentage Ownership
Thomas P. Meehan and Marren W. Meehan 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	24.96%
Timothy C. Coughlin and Laura P. Coughlin 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	6.70%
Curtin Law Roberson Dunigan & Salans, P.C. (D.C.) Profit Sharing Plan 1900 M Street, NW Suite 600 Washington, DC 20036	6.10%

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Fund’s shares will be made at their NAV. The Fund’s NAV normally is determined on days on which the New York Stock Exchange (“NYSE”) is scheduled to be open for trading. For purposes of computing the NAV of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in such manner as the Board in good faith deems appropriate. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order. Redemptions of Fund shares held for less than seven days are subject to a 2% redemption fee (as a percentage of the amount redeemed).

The Fund is normally open for business on each day that the NYSE is scheduled to be open. The Fund’s share price or NAV is normally determined as of the scheduled close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time). The Fund’s share price is calculated by subtracting its total liabilities from its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge a sales fee, the NAV is the offering price for shares of the Fund.

ADDITIONAL TAX INFORMATION

The tax information set forth in the Prospectus and in this section relates solely to federal income tax law. Such information is only a summary of certain key federal income and excise tax considerations affecting the Fund and its shareholders and is not intended to be a substitute for careful tax planning. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to its shareholders. Fund shareholders should consult their tax advisers regarding specific questions as to the effect of federal, state, local and foreign income taxes on an investment in the Fund.

The Fund intends to continue to qualify for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”), so that it will be relieved of federal income tax on its net capital and foreign currency gains and net investment income that it currently distributes to its shareholders. To qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or from other income derived with respect to its business of investing in securities or such currencies, and must satisfy certain diversification requirements (collectively, “Other Qualification Requirements”). A portion of the Fund’s dividends derived from U.S. Government obligations may be exempt from state and local taxation.

If the Fund qualifies as a RIC and distributes at least 90% of the sum of its net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions (“Distribution Requirement”), it will not be subject to federal income tax on the distributed income and gains. If the Fund failed to qualify for treatment as a RIC for any taxable year – either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Other Qualification Requirements, or (2) by failing to satisfy one or more of the Other Qualification Requirements and was unable, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements – (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (taxable as ordinary income, except that the part thereof that is “qualified dividend income” (“QDI”) would be subject to federal income tax for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) at the rates for long-term capital gains (described below) to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If a shareholder purchases shares shortly before the record date for a distribution, the shareholder will, in effect, receive a return of a portion of his or her investment, but the distribution will be fully taxable to him or her even if the NAV of the shares is reduced below the shareholder’s cost. However, for federal income tax purposes, the original cost would continue as the shareholder’s tax basis.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, distributions declared in October, November, or December and made payable to shareholders of record in one of those months will be deemed to have been received on December 31st if the Fund pays them during the following January.

Certain income dividends the Fund pays to non-corporate shareholders are taxed at the lower rates for long-term capital gains ‑‑ a maximum of 15% for a single shareholder with taxable income not exceeding $418,400 ($470,700 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts (which apply for 2017 and will be adjusted for inflation annually thereafter). This tax treatment only  applies (1) to a shareholder who satisfies certain holding period and other requirements regarding the shareholder’s Fund shares and (2) if the dividends are attributable to QDI the Fund receives. For this purpose, QDI means dividends the Fund receives from taxable U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies those holding period and other requirements regarding the stock on which the dividends were paid.

A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (“DRD”). The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations only. However, dividends a corporate shareholder receives and deducts pursuant to the DRD are subject indirectly to the federal alternative minimum tax.

Because the Fund may earn income that is not QDI, such as interest, payments in lieu of dividends on securities loans, non-qualifying dividends (including most distributions from REITs), and net short-term capital gains, the percentage of Fund dividends that will qualify as QDI or be eligible for the DRD generally will be less than 100%. The Fund will notify shareholders annually of the percentage of Fund dividends that do so qualify.

If a non-corporate shareholder fails to furnish his or her Social Security or other taxpayer identification number to the Fund or to certify properly that the furnished number is correct, the Fund is required to withhold federal income tax at the rate of 28% (“backup withholding”) from dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder. Dividends and capital gain distributions otherwise payable to such a shareholder also will be subject to backup withholding at that rate if the shareholder fails to certify properly that the shareholder is not otherwise subject thereto.

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the basis information for Fund shares purchased on or after January 1, 2012 (“Covered Shares”). In addition to the requirement to report the gross proceeds from the redemption of Fund shares, the Fund also is required to report the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. For each redemption of Covered Shares, the Fund will permit shareholders to elect from among several IRS-accepted basis determination methods, including average basis. In the absence of an election, the Fund will use first-in, first-out as a default basis determination method. The basis determination method elected by a Fund shareholder (or the method applied by default) for a redemption of Covered Shares may not be changed after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis determination and reporting law applies to them. The requirement to report only the gross proceeds from redemptions of Fund shares will continue to apply to all non-Covered Shares.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one‑year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on QDI described above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark to market” its stock in any PFIC. ”Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years thereunder. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided. The Fund may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities and reports and analysis concerning issuers and their creditworthiness. The Adviser may use research and other services to service all of its clients, rather than the particular clients whose commissions may pay for research or other services. In other words, the Fund’s brokerage may be used to pay for a research service that is used in managing another client of the Adviser.

The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or “mark-up” or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other fund or private account managed by the Adviser for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price. In these cases, transaction costs are shared proportionately by the fund or account, as applicable, which are part of the block. If an aggregated trade is not completely filled, then the Adviser typically allocates the trade among the funds or accounts, as applicable, on a pro rata basis based upon account size. Exceptions are permitted on a case-by-case basis when judged by the Adviser to be fair and reasonable to the funds or accounts involved. For the three fiscal years ended October 31, 2014, 2015, and 2016, the Fund paid aggregate brokerage commissions of $384.85, $538.55, and $653.35 respectively.

Codes of Ethics

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted Codes of Ethics (“Codes”) restricting personal securities trading by personnel subject to the Code. These Codes are on file with the SEC. While the Codes permit personal transactions by personnel covered by the Codes in securities held or to be acquired by the Fund, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

PORTFOLIO HOLDINGS INFORMATION

The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Directors. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the quarterly holdings reports on Form N-Q and in the Annual Report and Semi-Annual Report to Fund shareholders. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days, as described above. In addition, the Adviser may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient agrees to keep the information confidential, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide third parties access to this information.

In addition, the Fund’s service providers, such as custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Adviser, or employees of the Fund, receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Fund has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of the investment advisory services, subject to the supervision and oversight of the Board. The Proxy Policies are attached as Appendix A.

More Information The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-866-884-5968, or by accessing the SEC’s website at www.sec.gov.

CUSTODIAN

U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202 (“USB”), acts as custodian for the Fund. As such, USB holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. USB does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus Solutions”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. As such, Ultimus Solutions is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable regulations. The Adviser pays Ultimus Solutions for the services rendered under the Administration Agreement and Fund Accounting Agreement.

Prior to November 8, 2016, the Fund’s transfer agent was Integrity Fund Services, Inc. (“Integrity Services”), whose services to the Fund were also paid for by the Adviser.

ADMINISTRATION AND FUND ACCOUNTANT

Ultimus Solutions acts as administrator to the Fund pursuant to a written agreement with the Fund. Ultimus Solutions supervises aspects of the operations of the Fund and is responsible for calculating and disbursing the Fund’s expenses, preparing and maintaining books and accounts as required by the 1940 Act, assisting in the preparation of the Fund’s tax returns, providing information for the preparation of the Fund’s annual and semiannual reports, and providing certain other services to the Fund. Ultimus Solutions also acts as fund accountant to the Fund pursuant to a written agreement with the Fund. Ultimus Solutions performs certain accounting services for the Fund, including calculating the net asset value per share, providing monthly financial statements, and reconciling all daily trade activity with the Fund’s custodian. The Adviser pays Ultimus Solutions for the services rendered under the Administration Agreement and Fund Accounting Agreement.

Prior to November 8, 2016, the Fund’s administrator was Integrity Services, whose services to the Fund were also paid for by the Adviser.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (“Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund (“Distribution Agreement”). As such, the Distributor assists in the sale of shares and receives purchase orders. Pursuant to the Distribution Agreement, the Distributor facilitates the registration of the Fund’s shares under state securities laws and assists in the sale of shares. The Adviser bears the expense of all filing or registration fees incurred in connection with the registration of the Fund’s shares under state securities laws.

Prior to November 8, 2016, the Fund’s distributor was Integrity Fund Distributors, LLC (“Integrity”), whose services to the Fund were also paid for by the Adviser.

LEGAL COUNSEL

K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006, serves as counsel to the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115 serves as the Fund’s independent registered public accounting firm. The Financial Statements of the Fund for the fiscal years ended October 31, 2012, October 31, 2013, October 31, 2014, October 31, 2015, October 31, 2016, were audited by Cohen & Company, Ltd. These Financial Statements are incorporated by reference herein with reliance upon the report of said independent registered public accounting firm, which is given upon their authority as experts in accounting and auditing.

DISTRIBUTION PLAN

As noted in the Fund’s Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) whereby the Fund may pay a fee of up to 0.35% per annum of the Fund’s average daily net assets to the Adviser and others to compensate them for certain expenses incurred in the distribution of the Fund’s shares and the servicing or maintaining of existing Fund shareholder accounts. The fees may be paid on a monthly basis, in arrears.

Although the Plan has been adopted by the Board, the Board has not yet authorized the payment of any fees under the Plan. The Board will authorize the payment of fees under the Plan when and if circumstances so warrant.

GENERAL INFORMATION

Meehan Mutual Funds, Inc., (the “Company”) an open-end management investment company, was organized on September 3, 1999 and is incorporated in Maryland.  The Fund is a non-diversified series of the Company. The affairs of the Company are managed by its Board of Directors. The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.

The Company’s Articles of Incorporation permit the Company to issue 100,000,000 shares of common stock. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Company.

Shareholders are entitled to one vote per full share, to such distributions as may be declared by the Company’s Board of Directors out of funds legally available, and upon liquidation, to participate ratably in the assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

Pursuant to Maryland law, under which the Company is incorporated, and the Company’s Bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the 1940 Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund’s outstanding common shares.

APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES

MEEHAN MUTUAL FUNDS, INC.

The Meehan Mutual Funds, Inc. (the “Fund”) has adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by the Fund.

1.          Delegation. The Board of Directors of the Fund (the “Board”) has delegated to Edgemoor Investment Advisors, Inc. (“Edgemoor”), as manager of the Fund, the responsibility for voting proxies relating to portfolio securities held by the Fund as a part of the investment advisory services. All such proxy voting responsibilities shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, the Fund retains the right to vote proxies relating to its portfolio securities, as it may deem appropriate.

2.          Fiduciary Duty. Edgemoor is a fiduciary to the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. Every reasonable effort should be made to vote proxies. However, Edgemoor is not required to vote a proxy if it is not practicable to do so or it determines that the potential costs involved with voting a proxy outweigh the potential benefits to the Fund and its shareholders.

3.          Conflicts of Interest. The proxy voting guidelines of Edgemoor shall address the procedures it would follow with respect to conflicts of interest. Edgemoor shall report any conflicts to the Board on a quarterly basis, including the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.          Reports. Edgemoor shall provide a quarterly report to the Board regarding its records of each proxy voted for the Fund during the quarter, including any conflict of interest information required by Section 3. Such report shall include the information required by Form N-PX for each proxy voted. In addition, Edgemoor shall provide a quarterly report to the Board detailing the proxies, if any, that were not voted during the period and the reasons for such non-votes.

5.          Review of Policies and Procedures. Edgemoor shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. Any such material change shall not apply to proxies voted for the Fund unless and until the Board approves such change.

6.          Role of the Board. The Board shall oversee the proxy voting process and periodically review the Fund’s proxy voting policies and procedures. The Board shall be assisted in this process by their independent legal counsel and Edgemoor.

Dated:  October 1, 2003
A-1

MEEHAN MUTUAL FUNDS, INC.
PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	(i)	Articles of Incorporation[1]

	(ii)	Amended and Restated Articles of Incorporation[3]

(b)		By-laws[1]

(c)		Shareholders' rights are contained in Articles Eight and Fourteen of the Registrant’s Articles of Incorporation and Articles II, VII and XIV of the Registrant’s By-laws

(d)		Investment Advisory Agreement between Registrant and Edgemoor Investment Advisors, Inc. (“Edgemoor”)[5]

(e)		Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC. – filed herewith

(f)		Bonus, profit sharing or pension plans - none

(g)		Custodian Agreement between Registrant and U.S. Bank, N.A. – filed herewith

(h)	(i)	Operating Services Agreement[5]

	(ii)	Fund Administration Agreement with Ultimus Fund Solutions, LLC – filed herewith

	(iii)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC – filed herewith

	(iv)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC – filed herewith

(i)		Opinion and consent of counsel – filed herewith

(j)		Consent of Independent Registered Certified Public Accounting Firm – filed herewith

(k)		Financial statements omitted from prospectus – none

(l)		Initial Capital Agreements - Not applicable

(m)		Distribution Plan[4]

(n)		Multiple Class Plan pursuant to Rule 18f-3 - none

(p)		Code of Ethics for Registrant and Edgemoor – filed herewith

Other Exhibits

Limited Power of Attorney for Andrew Ferrentino[6]

Limited Power of Attorney for Peter R. Sherman[6]

[1]	Incorporated by reference from the Registrant’s initial Registration Statement on Form N-1A, SEC File No. 333-86655, filed previously on September 7, 1999.

[2]	Incorporated by reference from Post-Effective Amendment No. 1 to the Registration Statement of the Trust, SEC File No. 811-09575, filed previously on March 19, 2001.

[3]	Incorporated by reference from Post-Effective Amendment No. 2 to the Registration Statement of the Trust, SEC File No. 811-09575, filed previously on February 14, 2002.

[4]	Incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement of the Trust, SEC File No. 811-09575, filed previously on December 28, 2004.

[5]	Incorporated by reference from Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 811-09575, filed previously on February 29, 2008.

[6]	Incorporated by reference from Post-Effective Amendment No. 22 to the Registration Statement of the Trust, SEC File No. 811-09575, filed previously on February 27, 2015.

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

(a) GENERAL. The Articles of Incorporation (the “Articles”) of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.

The By-Laws of the Corporation, Article VI, provide that the Corporation shall indemnify to the fullest extent required or permitted under Maryland law or The Investment Company Act of 1940, as either may be amended from time to time, any individual who is a director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a “Proceeding”) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the Investment Company Act of 1940.

(b) DISABLING CONDUCT. No director or officer shall be protected against any liability to the Corporation or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as “Disabling Conduct”).

Article 2-418 of the General Corporation Laws of Maryland provides that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) STANDARD OF CONDUCT. The Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) REQUIRED INDEMNIFICATION. A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) ADVANCE PAYMENT. The Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither “interested persons” of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) INSURANCE. To the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

Item 31.	Business and Other Connections of Investment Adviser

Mr. Meehan was a founding partner of Sherman, Meehan, Curtin & Ain, a Washington, D.C. law firm. Mr. Meehan served as President of his law firm for many years, had served on the firm's Executive Committee since the firm's inception and had been responsible for the financial management of the firm. Mr. Meehan was a charter trustee of the firm's pension and profit sharing plans and had served as the investment manager of these plans since their inceptions in 1973 through 2000.

Item 32.	Principal Underwriter

(a)	The Distributor also acts as the principal underwriter for the following other open-end investment companies:

AlphaMark Investment Trust	Schwartz Investment Trust
BPV Family of Funds	Stralem Fund
CM Advisors Family of Funds	TFS Capital Investment Trust
Eubel Brady & Suttman Mutual Fund Trust	First Pacific Mutual Fund, Inc.
Gardner Lewis Investment Trust	The Cutler Trust
Hussman Investment Trust	The First Western Funds Trust
Papp Investment Trust	The Investment House Funds
Piedmont Investment Trust	Williamsburg Investment Trust
Profit Funds Investment Trust	WST Investment Trust
FSI Low Beta Absolute Return Fund	Alta Trust Company
Ultimus Managers Trust

(b)
Name	Position with Distributor	Position with Registrant
Robert G. Dorsey	President/Managing Director	None
Mark J. Seger	Treasurer/Managing Director	None
Wade R. Bridge	Vice President	None
Craig J. Hunt	Vice President	None
Jeffrey D. Moeller	Vice President	None
Tina H. Bloom	Vice President	None
Kristine M. Limbert	Vice President	None
Nancy Aleshire	Vice President	None
Douglas K. Jones	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 7250 Woodmont Avenue, Suite 315, Bethesda, MD 20814. The Fund’s accounting and transfer agency records are maintained at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Item 34.	Management Services

None.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 26 to its Registration Statement on Form N-1A (“Post-Effective Amendment”) meets all the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, and State of Maryland, on the 28th day of February 2017.

MEEHAN MUTUAL FUNDS, INC.

By: /s/ Thomas P. Meehan

Thomas P. Meehan, President,

Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Thomas P. Meehan	President and Director	February 28, 2017
Thomas P. Meehan

/s/ Andrew Ferrentino*	Director	February 28, 2017
Andrew Ferrentino

/s/ Peter R. Sherman*	Director	February 28, 2017
Peter R. Sherman

/s/ Paul P. Meehan	Treasurer	February 28, 2017
Paul P. Meehan

*By: /s/ Thomas P. Meehan

Thomas P. Meehan
(Attorney-in-Fact)

EXHIBIT INDEX

Exhibit	Description

EX-99.e	Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC

EX-99.g	Custodian Agreement between Registrant and U.S. Bank, NA

EX-99.h.ii	Fund Administration Agreement with Ultimus Fund Solutions, LLC

EX-99.h.iii	Fund Accounting Agreement with Ultimus Fund Solutions, LLC

EX-99.h.iv	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC

EX-99.i	Opinion and consent of counsel

EX-99.j	Consent of Independent Registered Certified Public Accounting Firm

EX-99.p	Code of Ethics of Registrant and Edgemoor